Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

The Herzfeld Caribbean Basin Fund, Inc.

 (Name of Registrant as Specified in Its Charter)

 (Name of Person(s) Filing Proxy Statement if other than the Registrant)

The Herzfeld Caribbean Basin Fund, Inc.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
November 12, 2009

Miami, Florida
August 31, 2009

TO THE STOCKHOLDERS OF
      THE HERZFELD CARIBBEAN BASIN FUND, INC.:

The Annual Meeting of Stockholders of The Herzfeld Caribbean Basin Fund, Inc. (the "Fund") will be held on November 12, 2009, at 2:00 p.m. Eastern time at 300 South Pointe Drive, Miami Beach, FL 33139, for the following purposes:

(1)	the election of one Class I director; and

(2)	to transact such other business as may properly come before the meeting and any adjournments thereof.

The subjects referred to above are discussed in detail in the Proxy Statement attached to this notice.  Each stockholder is invited to attend the Annual Meeting of Stockholders in person.  Stockholders of record at the close of business on August 17, 2009, have the right to vote at the meeting.  If you cannot be present at the meeting, we urge you to fill in, sign, and promptly return the enclosed proxy in order that the meeting can be held without additional expense and a maximum number of shares may be voted.

CECILIA GONDOR
Secretary

YOUR VOTE IS IMPORTANT

                         NO MATTER HOW MANY SHARES YOU OWNED ON THE RECORD DATE.

PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY, DATE, SIGN AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.  IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN RETURNING YOUR PROXY PROMPTLY.  YOUR PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE.

The Herzfeld Caribbean Basin Fund, Inc.
P.O. Box 161465, Miami, Florida 33116

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD
NOVEMBER 12, 2009

This statement is furnished in connection with the solicitation of proxies by the Board of Directors of The Herzfeld Caribbean Basin Fund, Inc. (the "Fund") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held in the Library, 300 South Pointe Drive, Miami Beach, FL  33139, on November 12, 2009 at 2:00 p.m. Eastern time.

Proxies may be solicited by mail, telephone, telegraph and personal interview.  The Fund has also requested brokers, dealers, banks or voting trustees, or their nominees to forward proxy material to the beneficial owners of stock of record.  You may revoke your proxy at any time prior to the exercise thereof by submitting a written notice of revocation or subsequently executed proxy to the Secretary of the meeting.  Signing and mailing the proxy will not affect your right to give a later proxy or to attend the meeting and vote your shares in person.  The cost of soliciting proxies will be paid by the Fund.  This proxy statement is expected to be distributed to stockholders on or about August 31, 2009.

THE PERSONS NAMED IN THE ACCOMPANYING PROXY WILL VOTE THE NUMBER OF SHARES REPRESENTED THEREBY AS DIRECTED OR, IN THE ABSENCE OF SUCH DIRECTION, FOR THE NOMINEE FOR DIRECTOR AND TO TRANSACT SUCH OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF.

On August 17, 2009, the record date for determination of stockholders entitled to receive notice of and to vote at the Annual Meeting, or any adjournment thereof, there were issued and outstanding 3,713,071 shares of Common Stock of the Fund, each entitled to one vote, constituting all of the Fund’s then outstanding securities.

At the Annual Meeting, a quorum shall consist of the holders of a majority of the outstanding shares of the Common Stock of the Fund entitled to vote at the meeting.  If a quorum is present, a plurality of all votes cast at the Annual Meeting shall be sufficient for the election of a director (Proposal 1).  Under Maryland law, abstentions and broker non-votes will be included for purposes of determining whether a quorum is present at the Annual Meeting, but will be treated as votes not cast, and therefore, will not be counted for purposes of determining whether matters to be voted upon at the Annual Meeting have been approved.

The Fund will furnish, without charge, a copy of its annual report for its fiscal year ended June 30, 2009, to any stockholder requesting such reports.

Requests for the annual report or semi-annual report should be made in writing to the Fund at the address set forth above or by calling the Secretary of the Fund, Cecilia Gondor, at 800-854-3863 or 305-271-1900.

ELECTION OF DIRECTORS
(Proposal 1)

One director is to be elected at the Annual Meeting.  Pursuant to the Fund’s By-Laws, the directors are classified into three classes with respect to the year of expiration of their terms of office.  Because the Fund’s Class I director’s term of office will expire in 2009, the Annual Meeting is being held for the election of that director.  The Class II and Class III directors’ terms of office will expire in 2010, and 2011, respectively.

If authority is granted on the accompanying proxy card to vote in the election of directors, it is the intention of the person named in the proxy to vote at the Annual Meeting for the election of the nominee named below, who has consented to being named in the proxy statement and to serve if elected.  If a nominee is unavailable to serve for any reason, the person named as proxy will vote for such other nominee or nominees selected by the Board of Directors, or the Board may reduce the number of directors as provided in the Fund’s By-Laws.  The Fund currently knows of no reason why the nominee listed below would be unable or unwilling to serve if elected.

As of August 31, 2009, the Fund’s Board of Directors consisted of four members.  The Class I director of the Fund, Dr. Kay W. Tatum, is the only nominee for election, and her current term as director will expire on the date of the Annual Meeting or when her successor is elected and qualifies.  The nominee would serve until her successor has been elected and qualified.

Certain information regarding the nominees as well as the current directors and executive officers of the Fund is set forth on the next page.

Nominees for Director - "Independent Person"

Name, Address, Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios In Complex Overseen by Director	Other Directorships held by Nominee
Kay W. Tatum, Ph.D, CPA c/o The Herzfeld Caribbean Basin Fund, Inc. PO Box 161465 Miami, FL 33116 Age: 56	Director	2007 to present	Associate Professor of Accounting, University of Miami School of Business Administration, 1992-present; Chair, Department of Accounting, 2004-2008, Assistant Professor of Accounting, University of Miami, 1986-1992.	1	None

Current Directors and Officers

Name, Address, Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios In Complex Overseen by Director	Other Directorships held by Officer/Director
Officers:
Thomas J. Herzfeld* PO Box 161465 Miami, FL 33116 Age: 64 Manager	President, Chairman, Director and Portfolio	1993 to present	Chairman and President of Thomas J. Herzfeld & Co., Inc., a broker dealer, and Thomas J. Herzfeld Advisors, Inc.	2	The Cuba Fund, Inc. (in registration)

Erik M. Herzfeld PO Box 161465 Miami, FL 33116 Age: 35	Portfolio Manager	2008 to present	Head of Alternative Investments, Thomas J. Herzfeld Advisors, Inc. 2007-present; Vice President JPMorgan Chase 2000-2007, foreign exchange options trading		N/A

Cecilia L. Gondor PO Box 161465 Miami, FL 33116 Age: 47	Secretary, Treasurer	1993 to present	Executive Vice President of Thomas J. Herzfeld & Co., Inc., a broker dealer, and Thomas J. Herzfeld Advisors, Inc.		N/A
Independent Directors:
Ann S. Lieff c/o The Herzfeld Caribbean Basin Fund, Inc. PO Box 161465 Miami, FL 33116 Age: 57	Director	1998 to present	President of the Lieff Company, a management consulting firm that offers ongoing advisory services as a corporate director to several retail operations, 1998-present; former CEO Spec’s Music 1980-1998, a retailer of recorded music.	1	Hastings Entertainment, Inc.; Birks & Mayors, Inc.

Michael A. Rubin c/o The Herzfeld Caribbean Basin Fund, Inc. PO Box 161465 Miami, FL 33116 Age: 67	Director	2002 to present	Partner of Michael A. Rubin P.A., attorney at law; Broker, Oaks Management & Real Estate Corp., a real estate corporation	1	Margo Caribe, Inc.

Kay W. Tatum, Ph.D, CPA c/o The Herzfeld Caribbean Basin Fund, Inc. PO Box 161465 Miami, FL 33116 Age: 56	Director	2007 to present	Associate Professor of Accounting, University of Miami School of Business Administration, 1992-present; Chair, Department of Accounting, 2004-2008, Assistant Professor of Accounting, University of Miami, 1986-1992.	1	None

* An "interested person" (as defined in the Investment Company Act of 1940) of the Fund because he is an officer and employee of the Fund’s investment adviser.

Ownership of Fund Securities by Directors and Executive Officers

	Dollar Range	Number of	Percent
Name	of Equity in the Fund**	Shares Held**	of Class**
Interested Director and Executive Officers

Thomas J. Herzfeld	Over $100,000	128,352	3.46%
Erik M. Herzfeld	Over $100,000	26,160	0.70%
Cecilia L. Gondor	$10,001 - $50,000	4,792	0.13%

Independent Directors

Ann S. Lieff	$50,001 - $100,000	10,084	0.27%
Michael A. Rubin	$10,001 - $50,000	2,418	0.07%
Kay W. Tatum, Ph.D., CPA	$0 - $10,000	604	0.02%

All directors and executive officers
as a group (six persons)	N/A	172,410	4.65%
**As of June 30, 2009

The Board of Directors of the Fund held four regular meetings during the Fund’s fiscal year ended June 30, 2009.  Each of the directors attended at least 75% of the aggregate number of meetings of the Board of Directors and of each committee of which he or she was a member.

Audit Committee

The Audit Committee of the Board currently consists of Mr. Rubin, Ms. Lieff and Dr. Tatum none of whom is an "interested person" of the Fund.  Each member of the Audit Committee is considered independent under the applicable Financial Industry Regulatory Authority ("FINRA") listing standards.  The Board of Directors has adopted a written charter for the Audit Committee, which is available on the Fund’s website at www.herzfeld.com/cuba.   The Audit Committee reviews the scope of the audit by the Fund’s independent auditors, confers with the auditors with respect to the audit and the internal accounting controls of the Fund and with respect to such other matters as may be important to an evaluation of the audit and the financial statements of the Fund, and makes recommendations with respect to the selection of auditors for the Fund.

Audit Committee Report

The Audit Committee met twice during the fiscal year ended June 30, 2009, and has reviewed and discussed the Fund’s audited financial statements with Fund management.  Further, the Audit Committee has discussed with Rothstein Kass & Company, LLP, the Fund’s independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).  The Audit Committee has received the written disclosures and a letter from Rothstein Kass & Company, LLP required by Independence Standards Board Standard No. 1  (Independence Discussions with Audit Committees) and has discussed with Rothstein Kass & Company, LLP their independence.  Based upon the foregoing, the Audit Committee recommended to the Board of Directors that the audited financial statements of the Fund be included in the Fund’s annual report to stockholders for filing with the U.S. Securities and Exchange Commission for the fiscal year ended June 30, 2009.

Kay W. Tatum
Ann S. Lieff
Michael A. Rubin

Nominating Committee

The Board has a Nominating Committee comprised solely of independent directors which consists of Mr. Rubin, Ms. Lieff and Dr. Tatum.  The Nominating Committee is responsible for reviewing and recommending qualified candidates in the event that a directorship is vacated or created, and operates under a written charter, a copy of which is available on the Fund’s website at www.herzfeld.com/cuba.   The Nominating Committee will not consider nominees recommended by stockholders.  Each member of the Nominating Committee is an independent director under the rules promulgated by FINRA.  The Nominating Committee believes that candidates for director should have certain minimum qualifications, including (i) the ability to apply good business judgment and must be in a position to properly exercise their duties of loyalty and care; (ii) proven leadership capabilities, high integrity and moral character, significant business experience and a high level of responsibility within their chosen fields; (iii) the ability to quickly grasp complex principles of business, finance, international transactions and the regulatory environment in which investment companies must operate; and (iv) the ability to read and understand basic financial statements, however the committee retains the right to modify these minimum qualifications from time to time.  In general, candidates will be preferred who hold an established senior or executive level position in business, finance, law, education, research or government.  The committee’s process for identifying and evaluating nominees is as follows:  In the case of incumbent directors whose terms of office are set to expire, the Nominating Committee reviews such directors’ overall service to the Fund during their term, including the number of meetings attended, level of participation, quality of performance, and any transactions of such directors with the Fund, if any, during their term, and confirms their independence if applicable.  In the case of new director candidates, the committee first determines whether the nominee must be independent for purposes of The Nasdaq Stock Market and whether the candidate must be considered a disinterested director under the Investment Company Act.  In either case, determinations are based upon the Fund’s charter and bylaws, applicable securities laws, the rules and regulations of the SEC, the rules of the Financial Industry Regulatory Authority, and the advice of counsel, if necessary.  The committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm.  The committee then meets to discuss and consider such candidates’ qualifications and recommend the nominee.  The Nominating Committee held one meeting during the last fiscal year.

Stockholders and other interested parties may contact the Board or any member of the Board by mail.  To communicate with the Board or any member of the Board correspondence should be addressed to the Secretary of the Fund, Attention Board of Directors.  All such correspondence should be sent c/o the Fund at P.O. Box 161465, Miami, Florida, 33116.

The Fund pays those directors who are not "interested persons" of the Fund $2,000 per year in addition to $800 for each meeting of the Board attended, plus reimbursement for expenses.  Such fees totaled $15,600 for the fiscal year ended June 30, 2009.

The aggregate compensation paid by the Fund to each of its directors serving during the fiscal year ended June 30, 2009, is set forth in the compensation table below.  Mr. Herzfeld receives no direct compensation for his services on the Fund’s Board.  The Board does not have a compensation committee.

Name of Person and Position with Fund	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Directors
Thomas J. Herzfeld*	$0	$0	$0	$0
President and Director

Ann S. Lieff	$5,200	$0	$0	$5,200
Director

Michael A. Rubin	$5,200	$0	$0	$5,200
Director

Kay W. Tatum	$5,200	$0	$0	$5,200
Director

*"Interested person" of the Fund as defined by Section 2(a)(19) of the Investment Company Act of 1940.

The Fund does not have a formal policy regarding attendance by directors at annual meetings of stockholders but encourages such attendance.  All members of the Board attended the Fund’s 2008 Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE FUND’S STOCKHOLDERS VOTE "FOR" THE ELECTION OF THE NOMINEE FOR DIRECTOR.

ADDITIONAL INFORMATION

HERZFELD/CUBA (the "Adviser"), a division of Thomas J. Herzfeld Advisors, Inc., with offices at The Herzfeld Building, P.O. Box 161465, Miami, Florida 33116, serves as the Fund’s investment adviser pursuant to an Investment Advisory Contract dated September 10, 1993.  The Adviser also provides certain administration services to the Fund, but the Fund has no formal administrative contract.  Mr. Herzfeld, a director of the Fund, is an executive of the Adviser.

Thomas J. Herzfeld & Co., Inc., P.O. Box 161465, Miami, Florida 33116, acted as Underwriter to the Fund.

Rothstein Kass & Company, LLP,  101 Montgomery Street, 22nd Floor, San Francisco, CA  94104, independent registered public accounting firm, have been selected by the Board as the Fund’s independent auditors for the current fiscal year ending on June 30, 2010.  A representative of Rothstein Kass & Company, LLP will be available at the meeting and will have the opportunity to respond to appropriate questions from stockholders and to make such statements as desired.

INDEPENDENT AUDITORS’ FEES

The following table sets forth the aggregate fees and percentage of total fees charged by the independent auditors for the two most recent fiscal years for professional services rendered for: (i) the audit of the annual financial statements and the review of the financial statements included in the Fund’s report to stockholders; (ii) assurance and related services; (iii) tax compliance, tax advice, and tax planning; (iv) all other products and services provided to the Fund which included matters related to regulatory issues and preparation of unaudited financial statements.

Fiscal	Audit Fees	Audit-Related Fees	Tax Fees	All
Year-End				Other Fees

6/30/09	$42,500 (78.34%)	$6,000 (11.06%)	$5,750 (10.60%)	$0 (0%)
6/30/08	$39,500 (61.72%)	$12,500 (19.53%)	$12,000 (18.75%)	$0 (0%)

The Fund’s Audit Committee charter requires that the Audit Committee shall pre-approve all auditing services and permitted non-audit services (including the fees for such services and terms thereof) to be performed for the Fund by its independent public accountants in one of two methods.  Under the first method, the engagement to render the services would be entered into pursuant to pre-approval policies and procedures established by the Audit Committee, provided (i) the policies and procedures are detailed as to the services to be performed, (ii) the Audit Committee is informed of each service, and (iii) such policies and procedures do not include delegation of the Audit Committee’s responsibilities under the Securities Exchange Act of 1934, as amended (the "Exchange Act") to the Fund’s management.  Under the second method, the engagement to render the services would be presented to and pre-approved by the Audit Committee (subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act that are approved by the Audit Committee prior to the completion of the audit).  At the present time, the Audit Committee has not adopted pre-approval policies and procedures, and would use the second method for pre-approval provided for in its charter.  All of the audit, audit-related and tax services described above for which the independent public accountants billed the registrant fees for the fiscal years ended June 30, 2008 and 2009 were pre-approved by the Audit Committee.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of August 17, 2009, there were no persons known by the Fund to own beneficially more than 5% of the outstanding shares of the Fund.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 30(h) of the 1940 Act and Section 16(a) of the Securities Exchange Act of 1934 require the Fund’s directors, executive officers and certain other persons (collectively, "Reporting Persons"), to file with the Securities and Exchange Commission ("SEC") initial reports of ownership and reports of changes in ownership of equity securities of the Fund.  Reporting Persons are required by SEC regulations to furnish the Fund with copies of all Section 16(a) forms they file.  To the Fund’s knowledge, based solely on review of the copies of such reports furnished to the Fund during the fiscal year ended June 30, 2009, all Section 16(a) filing requirements applicable to the Reporting Persons were complied with.

STOCKHOLDER PROPOSALS

Proposals intended to be presented by stockholders for consideration at the 2010 Annual Meeting of Stockholders must be received by the Secretary of the Fund no later than May 3, 2010, in order to be included in the proxy statement for the meeting.  A stockholder who wishes to make a proposal at the 2010 Annual Meeting of stockholders without including the proposal in the Fund’s proxy statement must notify the Fund, and the Fund’s officers, of such proposal no earlier than August 16, 2010 (90 days prior), and no later than September 17, 2010 (60 days prior, assuming a November 12, 2010 meeting.)  If a stockholder fails to give notice by the later date, then the persons named as proxies in the proxies solicited by the Board for the 2010 Annual Meeting of Stockholders may exercise discretionary voting power with respect to any such proposal.

To submit a proposal, a stockholder must own 1% or $2,000 worth of shares of the Fund for at least one year and must own those shares through the date of the 2010 Annual Meeting.  Stockholders who qualify may submit only one proposal per Annual Meeting, and the proposal may be no longer than 500 words.

REPORTS TO STOCKHOLDERS AND FINANCIAL STATEMENTS

The Annual Report to Stockholders of the Fund, including audited financial statements of the Fund for the fiscal year ended June 30, 2009, is being mailed to stockholders.  The Annual Report should be read in conjunction with this Proxy Statement but is not part of the proxy soliciting material.  A copy of the Annual Report may be obtained from the Fund, without charge, by contacting the Fund in writing at the address on the cover of this Proxy Statement, or by calling 800-854-3863 or 305-271-1900.

OPEN MATTERS

Management of the Fund does not know of any matters to be presented at the Annual Meeting other than those mentioned in this Proxy Statement.  If any other business should come before the meeting, the proxies will vote thereon in accordance with their best judgment.

By Order of the Directors,

Cecilia Gondor
Treasurer & Secretary
The Herzfeld Caribbean Basin Fund, Inc.

Dated: August 31, 2009

IF YOU CANNOT ATTEND THE ANNUAL MEETING, IT IS REQUESTED THAT YOU COMPLETE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE PROVIDED SO THAT THE MEETING MAY BE HELD AND ACTION TAKEN ON THE MATTERS DESCRIBED HEREIN WITH THE GREATEST POSSIBLE NUMBER OF SHARES PARTICIPATING.